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                                                                   EXHIBIT 10.38

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                 OF DAVIDI GILO
                                      WITH
                                    VYYO INC.

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), is made and entered into effective as of the 1/st/ day of August, 2001, by and between VYYO INC., a Delaware corporation (hereinafter the "Corporation"), and DAVIDI GILO (hereinafter "Gilo") and amends that Employment Agreement (the "Agreement") by and between Gilo and the Corporation entered into as of January 1, 2000.

                                    AGREEMENT

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Effect of Amendment. Except as expressly modified herein, the
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Agreement shall remain unchanged and in full force and effect in accordance with its terms. All terms used in this Amendment shall have the meaning given them in the Agreement, unless otherwise provided herein. If any conflict arises between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

         2. Term. Section 2 of the Agreement is hereby amended to read in full
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as follows: "The initial term of this Agreement shall commence as of the date hereof and terminate on December 31, 2003. Thereafter, this Agreement may be renewed by Gilo and the Corporation on such terms as the parties may agree to in writing. Absent written notice to the contrary, given at least thirty (30) days prior to the end of the initial employment term, this Agreement will be automatically renewed for consecutive one (1) year extensions. Should the term of employment not be renewed after the expiration of the initial term, Gilo shall be entitled to eighteen (18) months salary as severance, in exchange for a release as to any and all claims Gilo may have against the Corporation."

         3. Fixed Salary. Section 3.a of the Agreement is hereby amended such
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that the first sentence thereof is deleted and replaced in its entirety by the following sentence: "Commencing on September 1, 2001, Gilo's fixed annual salary shall be Two Hundred Thirty Thousand Dollars ($230,000)."

         4. Bonus and Severance. For purposes of Sections 2, 3.c., and 6.d. of
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the Agreement, the annual salary or compensation of Gilo on which the calculation of bonus and severance payments contained in such sections is based shall be deemed to be $350,000.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


VYYO  INC.                                       DAVIDI GILO
a Delaware corporation
20400 Stevens Creek Blvd., Ste. 800
Cupertino, CA  95014                                 /s/ Davidi Gilo
                                                 -------------------------------
                                                 (Signature)

                                                 _______________________________

By:    /s/ Lewis S. Broad                        _______________________________
     -----------------------------
     Lewis S. Broad,                                  (Print Address)
     Chairman of the Compensation
     Committee of the Board of Directors

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